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                                                                    Exhibit 99.2


SUPREME COURT OF THE STATE OF
NEW YORK: COUNTY OF NEW YORK
--------------------------------------------------------------x

MARVIN M. REISS and REBOT CORPORATION,

Plaintiffs,                                                   VERIFIED AMENDED
                                                                  COMPLAINT

               -against-                                   Index No. 11.1385/98

BRANDPARTNERS GROUP, INC., formerly
known as FINANCIAL PERFORMANCE
CORPORATION,

Defendant.
--------------------------------------------------------------x


        Plaintiffs, by their attorney, Joseph M. Weitzman, complaining of the defendant, respectfully allege as follows:

                 FIRST CAUSE OF ACTION - DECLARATORY JUDGMENT
                                 THE PARTIES

        1. The plaintiffs, and each of them, are holders of certain warrants issued by defendant Financial Performance Corporation, currently known as BrandPartners Group, Inc. (collectively referred to as "defendant" or "FPC"). Pursuant to CPLR Section 3001, plaintiffs seek a declaration of their rights as set forth in the written and fully executed warrants.

        2. Plaintiff Marvin M. Reiss ("Reiss") resides at 5 Walden Lane, Rye, New York. Mr. Reiss is the owner and holder of 500,000 warrants to purchase the common stock of FPC.

        3. Plaintiff Rebot Corporation ("Rebot") is a corporation duly organized and existing under the laws of the State of New York with its principal office at 32 West 39th Street, New York, New York 10018. Rebot is the owner and holder of 1,198,904 warrants to purchase the


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common stock of FPC.

        4.     A.     Upon information and belief, defendant FPC was, at all
relevant times herein, a corporation duly organized and existing under the laws of the State of New York with its principal office at 335 Madison Avenue, New York, New York.

               B. Upon information and belief, the shareholders of defendant FPC approved management proposals to change the name of the defendant corporation to BrandPartners Group, Inc., effective August 20, 2001, and to change the state of incorporation to Delaware. It continues to maintain its principal office at 335 Madison Avenue, New York, New York.

               C. Defendant BrandPartners Group, Inc. is the successor-in-interest of defendant FPC.

                                 THE WARRANTS

        5. In or about October 8, 1993, FPC, by its duly constituted Board of Directors, authorized the grant of 1,198,904 5-year common stock purchase warrants to, inter alia, the corporate plaintiff, Rebot.

        6. The Rebot Warrant approved by defendant FPC in 1993 was granted to plaintiff Rebot in partial consideration of loans made by the said plaintiff to FPC.

        7. By its terms, the Rebot Warrant was to expire on September 30, 1998.

        8. In or about November 11, 1993, FPC, by its duly constituted Board of Directors, authorized the grant of 500,000 5-year common stock purchase warrants to, inter alia, plaintiff Reiss.

        9. The Reiss Warrant approved by defendant FPC in 1993 was granted to the plaintiff Reiss in partial consideration of an executive honorarium for service to FPC.

        10. By its terms, the Reiss Warrant was to expire on August 31, 1998.


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                              THE REVERSE SPLIT

        11. FPC disseminated to its stockholders (and not to the plaintiff-warrant holders) a Proxy Statement dated August 8, 1996 (the "Proxy Statement") in furtherance of its unilateral decision to effect a reverse split of its common stock on a one-for-five basis.

        12. Although the Proxy Statement disclosed the warrants of the plaintiffs in accordance with their original terms as set forth above, there was no mention or reference whatsoever in the Proxy Statement that the aforesaid warrants would be subject to the reverse split.

        13. On or about August 22, 1996, the common stockholders of defendant FPC voted to approve the aforesaid one-for-five reverse stock split.

                           EXERCISE OF THE WARRANTS

        14. By letters dated April 28, 1998, sent certified mail, return receipt requested, plaintiffs Reiss and Rebot sought to exercise a portion of their respective warrants in accordance with the procedure set forth in said warrants. In connection with such exercise, each of the plaintiffs tendered cash payment representing the stated exercise price of ten ($.10) cents per share, without adjustment to reflect the reverse stock split.

        15. By letters dated May 1, 1998, defendant FPC, through its general counsel, Kaufman Friedman Plotnicki & Grun, rejected in writing the attempt of the plaintiffs to exercise a portion of their respective options.

                           JUSTICIABLE CONTROVERSY

        16. Defendant asserted, as its excuse for rejection of the exercise of the warrants, the following: (a) defendant FPC effected a one-for-five reverse stock split in 1996; (b) there existed a purported "Warrant Agreement" which allegedly subjected the subject warrants to the reverse


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split; and as a consequence of (a) and (b), (c) defendant wrongfully asserted that plaintiff Reiss owned warrants to purchase only 100,000 of post-reverse split common stock of FPC at an exercise price of $0.50 per share and plaintiff Rebot owned warrants to purchase only 239,781 shares of post-reverse split common stock at an exercise price of $0.50 per share.

        17.    It was the position of the plaintiffs that the subject warrants
(A) are enforceable according to their actual terms; (B) have all the material provisions necessary to make them enforceable contracts, including number of shares, price, and expiration date, and were drafted by sophisticated and counseled business persons; (C) are complete contracts entitling the plaintiffs to purchase a specified number of shares of stock for a specific price during a designated time period; and (D) that a purported "warrant agreement" was not referenced in the specific wording of the subject warrants themselves which would otherwise have required adjustment in the event of a reverse stock split.

        18. As more fully set forth in paragraph 33 below, all of the aforesaid positions of the plaintiffs are now the law of this case as the result of the unanimous opinion of the New York State Court of Appeals herein, rendered December 18, 2001.

        19. By reason of the foregoing, a justiciable controversy exists between the parties. Plaintiffs duly tendered their respective warrants and payment therefore in accordance with the terms of said warrants. Defendant unreasonably and unlawfully rejected and returned the tendered exercise documents.

        20. Plaintiffs duly and timely moved to stay the expiration of the warrants, which motion was erroneously denied as moot. The time in which the aforesaid warrants could have been exercised has expired.


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        21.    Plaintiffs were relieved of any duty to exercise the balance of their respective warrants and to tender the balance of the exercise price by reason of the wrongful and material breach by defendant of the terms of the warrants.

        22. But for the wrongful, improper and illegal actions of defendant FPC, plaintiff Marvin M. Reiss would have exercised 500,000 of the subject warrants in accordance with the terms of his warrant and would thereafter have possessed 500,000 shares of the common stock of defendant FPC.

        23. But for the wrongful, improper and illegal actions of defendant FPC, plaintiff Rebot Corporation would have exercised 1,198,904 of the subject warrants in accordance with the terms of its warrant and would thereafter have possessed 1,198,904 shares of the common stock of defendant FPC.

        24. The common stock of FPC has continuously traded on the over-the-counter market (Nasdaq symbol: FPCX) from and after November 27, 1996 and its successor-in-interest, defendant BrandPartners Group, Inc., continues to be traded to date (Nasdaq symbol: BPTR).

        25. From and after the first date of Reiss' permissible sale of the common stock of defendant FPC that Reiss should have possessed after the August 31, 1998 expiration date of the Reiss warrants, which stock would have been subject to the terms and provisions of Rule 144 of the United States Securities and Exchange Commission, the highest intermediate value of a share of publicly traded common stock and its successor-in-interest, BrandPartners Group, Inc. on the over-the-counter market was $17.00 per share on February 24, 2000.

        26. From and after the first date of Rebot's permissible sale of the common stock of defendant FPC that Rebot should have possessed after the September 30, 1999 expiration date of the Rebot warrants, which stock would have been subject, to the terms and provisions of Rule



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144 of the United States Securities and Exchange Commission, the highest intermediate value of a share of publicly traded common stock of defendant FPC and its successor-in-interest, BrandPartners Group, Inc. on the over-the-counter market was $17.00 per share on February 24, 2000.

        27. Plaintiff Reiss has suffered loss and damage in that he would have thereafter been in a position to sell the 500,000 shares of FPC acquired in connection with the aforesaid exercise of the subject warrants at prices substantially in excess of the exercise price of ten ($0.10) cents per share.

        28. Plaintiff Rebot Corporation has suffered loss and damage in that it would have thereafter been in a position to sell the 1,198,904 shares of FPC acquired in connection with the aforesaid exercise of the subject warrants at prices substantially in excess of the exercise price of ten ($0.10) cents per share.

        29. By reason of the foregoing, plaintiff Reiss is entitled to a declaration of his rights under the subject warrants pursuant to CPLR Section 3001 against FPC and damages, including lost profits, based upon the highest intermediate value of a share of defendant's publicly traded common stock, multiplied by 500,000 shares, minus the exercise price of ten ($0.10) cents per share, for a total of $8,450,000.00

        30. By reason of the foregoing, plaintiff Rebot is entitled to a declaration of its rights under the subject warrants pursuant to CPLR Section 3001 against FPC and damages, including lost profits, based upon the highest intermediate value of a share of defendant's publicly traded common stock, multiplied by 1,198,904 shares, minus the exercise price of ten ($0.10) cents per share, for a total of $20,261,477.60.



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                 SECOND CAUSE OF ACTION - BREACH OE CONTRACT

        31. Plaintiffs repeat and reallege each and every material allegation contained in paragraphs 1 through 30 as if set forth at length.

        32. The New York State Court of Appeals, by unanimous opinion rendered December 18, 2001 (Reiss and Rebot Corp. v. Financial Performance Corp., Case Number 135), held that "warrants to purchase shares of stock of defendant corporation [need not] be adjusted in light of a reverse stock split authorized by defendant corporation after plaintiffs received warrants." (Decision, p. 1)

        33.    In addition, it is now the law of this case that:

               (A) "[T]he warrants are enforceable according to their terms." (Decision, p. 3)

               (B) "They [the warrants] have all the material provisions necessary to make them enforceable contracts, including number of shares, price, and expiration date, and were drafted by sophisticated and counseled business persons." (Decision, p. 3)

               (C) "Duly executed stock warrants are contracts entitling the holder to purchase a specified number of shares of stock for a specific price during a designated time period." (Decision, p. 3)

               (D) "[T]he warrants given to Rebot and Reiss, unlike the warrants given to [another warrant holder], did not incorporate the warrant agreement provisions requiring adjustment in the event of a reverse stock split." (Decision, p. 2) .

               (E) "If Supreme Court determines that plaintiffs are entitled to the declaration they seek on the reinstated cause of action, the Court should also resolve the remaining remedial issues, including the effect of plaintiffs' tender." (Decision, pps. 9-10)

        34,    By reason of all of the foregoing, the defendant has breached the contracts contained in the subject warrants, as well as in the shares of stock which should have been issued in connection therewith, but for the defendant's breach.


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        35.    Plaintiffs Reiss and Rebot are entitled to damages, including lost profits, against FPC arising out of defendant's breach and as "the consequences of its [defendant FPC's] own agreements and its own decision to perform a reverse stock split," as was held by the Court of Appeals at Decision, p. 8.

        36. By reason of defendant's breach as aforesaid, plaintiff Reiss is entitled to contract damages against FPC based upon the highest intermediate value of a share of defendant's publicly traded common stock, multiplied by 500,000, minus the exercise price of ten ($0.10) cents per share, for a total of $8,450,000.00.

        37. By reason of defendant's breach as aforesaid, plaintiff Rebot is entitled to contract damages against FPC based upon the highest intermediate value of a share of defendant's publicly traded common stock, multiplied by 1,198,904 shares, minus the exercise price of ten ($0.10) cents per share, for a total of $20,261,477.60.

        WHEREFORE, plaintiffs demand judgment against defendant BrandPartners Group, Inc. (formerly known as FPC): (a) declaring that plaintiff Reiss was entitled to purchase 500,000 shares of the common stock of FPC (currently known as BrandPartners Group, Inc.) from the defendant corporation at an exercise price of ten ($0.10) cents per share and that plaintiff Rebot was entitled to purchase 1,198,904 shares of the common stock of FPC (currently known as BrandPartners Group, Inc.) from the defendant corporation at an exercise price of ten ($0.10) cents per share, all in accordance with the respective terms of the Reiss and Rebot Warrants;

               (b) for breach of contract against defendant BrandPartners Group, Inc. (formerly known as FPC);

               (c) on both causes of action, awarding damages, including lost profits, to plaintiff Marvin M. Reiss in the sum of $8,450,000.00;


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               (d) on both causes of action, awarding damages, including lost profits, to plaintiff Rebot Corporation in the sum of $20,261,477.60; and

               (e) granting to the plaintiffs such other and further relief as to the Court may seem just and proper, together with plaintiffs' costs, disbursements and pre-judgment interest.

                                           /s/Joseph M. Weitzman
                                           -------------------------------
                                           Joseph M. Weitzman, Esq.
                                           Attorney for Plaintiff
                                           551 Fifth Avenue, Ste. 701
                                           New York, New York 1017
                                           (212) 687-7505




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                                 VERIFICATION

STATE OF NEW YORK     )
                      )ss.:
COUNTY OF NEW YORK    )

MARVIN M. REISS, being duly sworn, deposes and says:

        That I am one of the plaintiffs in the within action; I have read the foregoing Amended Complaint and know the contents thereof; the same is true to my own knowledge, except as to the matters therein stated to be alleged on information and belief, and as to those matters I believe it to be true.


                                            /s/ Marvin M. Reiss
                                            -------------------
                                            MARVIN M. REISS

Sworn to before me this 7th day of January 2002



/s/ Joseph Weitzman
-----------------------
Notary Public

                      JOSEPH WEITZMAN R
                      NOTARY PUBLIC, STATE OF NEW YORK
                      N0. 01E8600300
                      Cert. filed in Westchester City
                      Commission Expires Oct. 31, 2002